CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOTPED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Amendment No. 1 to Annual Report on Form 10-KSB/A (the “Report”) of Telemetrix inc. (the “Company”) for the fiscal year ended December 31, 2004, I William Becker, Chief Executive Officer and Chief Financial Officer (Principal Executive and Accounting Officer) of the Company, hereby certify pursuant to 18 U.S.C. section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

(2) the information contained in the Report fairly presents, in all material respects, the financial condion and results of operations of the Company.

February 23, 2006

/s/ William Becker
Name: William Becker
Title: Chief Executive and Chief Financial Officer
(Principal Executive and Accounting Officer)